UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2021, ViewRay, Inc. (the “Company”) issued a press release announcing the resignation of Shahriar Matin, Chief Operating Officer of the Company, effective March 31, 2021. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference. There were no disagreements between the Company and Mr. Matin that led to his decision to resign. The Company does not intend to fill the role of Chief Operating Officer at present.

In accordance with his Separation Agreement, dated July 28, 2020 (the “Separation Agreement”), Mr. Matin will receive severance pay for the number of months then remaining in the Severance Period, COBRA reimbursement for up to twelve months, payment of his target bonus in accordance with the terms of the Original Agreement, accelerated vesting of then unvested RSUs that would otherwise have vested within the twenty-four months after termination in accordance with the terms of the Original Agreement, and continued exercisability of any vested stock options for up to one year from the termination date. The Separation Agreement modified certain severance and other related provisions of the Employment Agreement entered into between the Company and Mr. Matin dated July 22, 2018 (as amended December 20, 2018, the “Original Agreement”).

Mr. Matin will remain subject to the Company’s Confidentiality and Inventions Agreement.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Separation Agreement, which was filed as an exhibit to the Company’s Current Report of August 5, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

ExhibitNumber	Description
99.1	Press Release dated March 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: March 15, 2021	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary